Exhibit 10.1

EXECUTION VERSION

SECOND INCREMENTAL AMENDMENT

SECOND INCREMENTAL AMENDMENT, dated as of March 10, 2017 (this “Amendment”), by and among BARCLAYS BANK PLC (the “Incremental Revolving Lender”), MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC. (f/k/a M/A-COM Technology Solutions Holdings, Inc.), a Delaware corporation (the “Borrower”), and GOLDMAN SACHS BANK USA (“GS”), as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement referred to below.

RECITALS:

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of May 8, 2014 (as amended by (i) that certain Incremental Amendment thereto, dated as of February 13, 2015 and (ii) that certain Incremental Term Loan Amendment thereto, dated as of August 31, 2016, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, each Lender from time to time party thereto and GS as the Administrative Agent, the Collateral Agent, the Swing Line Lender and an L/C Issuer (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement);

WHEREAS, pursuant to Section 2.14 of the Credit Agreement and subject to the terms and conditions contained herein, the Borrower has requested, and the Incremental Revolving Lender has agreed to provide, an increase to the Revolving Credit Commitments in the amount of $30,000,000;

WHEREAS, subject to the terms and conditions of the Credit Agreement and this Amendment, the Incremental Revolving Lender shall become a Revolving Credit Lender under the Amended Credit Agreement pursuant to this Amendment; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Revolving Commitment Increase. Subject to the terms and conditions set forth herein, each party hereto acknowledges and agrees that (a) the Revolving Credit Commitments shall be increased by $30,000,000 on the Second Incremental Amendment Effective Date (as defined below) (such increase in commitments, the “Revolving Credit Commitment Increase”), (b) from and after the Second Incremental Amendment Effective Date (i) the aggregate amount of Revolving Credit Commitments shall be $160,000,000, (ii) the Incremental Revolving Lender shall have a Revolving Credit Commitment of $30,000,000 and (iii) the Incremental Revolving Lender shall for all purposes be deemed a Revolving Credit Lender, (c) for the avoidance of doubt, the Incremental Revolving Lender’s Revolving Credit Commitments shall be of the same Class and subject to identical terms (including, without limitation, with respect to the Applicable Rate, Maturity Date and commitment fees) as the Revolving Credit Commitments existing immediately prior to giving effect to this Amendment and (d) the Borrower has elected to use clause (a) of the definition of “Available Incremental Amount” to effectuate the increase in Revolving Credit Commitments contemplated hereby.

Furthermore, the Incremental Revolving Lender, by delivering its signature page to this Amendment on the Second Incremental Amendment Effective Date, (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Revolving Credit Lender.

Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence contained in the definition of “Revolving Credit Commitment” and substituting in lieu thereof the following:

“The aggregate amount of the Revolving Credit Commitments on the Second Incremental Amendment Effective Date is $160,000,000 (subject, for the avoidance of doubt, to the Alternative Currency Limit with respect to any Outstanding Amount denominated in an Alternative Currency).”

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

““Second Incremental Amendment Effective Date” means March 10, 2017.”

(c) Schedule 2.01 to the Credit Agreement is hereby amended by deleting the first table contained therein and substituting in lieu thereof the following table:

Lender	Revolving Credit Commitment
Goldman Sachs Bank USA	$45,000,000
Bank of America, N.A.	$30,000,000
Barclays Bank PLC	$30,000,000
Morgan Stanley Senior Funding, Inc.	$30,000,000
Citizens Bank, N.A.	$25,000,000

Section 3. Conditions to Effectiveness. This Amendment and the obligations of the Incremental Revolving Lender to provide its Revolving Credit Commitments shall become effective on the date hereof (such date, the “Second Incremental Amendment Effective Date”) upon satisfaction (or, with respect to Sections 3(a)(ii), (iii) and (iv) only, waiver by the Administrative Agent) of each of the following conditions:

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(a) The Administrative Agent shall have received the following, each of which shall be originals, facsimiles or copies in .pdf form by electronic mail (followed promptly by originals):

(i) (A) the Borrower’s executed counterpart signature page to this Amendment and (B) the Incremental Revolving Lender’s executed counterpart signature page to this Amendment;

(ii) each Guarantor’s executed counterpart signature page to the acknowledgment attached to this Amendment;

(iii) a customary opinion from Ropes & Gray LLP, counsel to the Loan Parties; and

(iv) such certificates of good standing or status (to the extent that such concepts exist) from the applicable secretary of state (or equivalent authority) of the jurisdiction of organization of each Loan Party, a certificate of customary resolutions or other customary action of each Loan Party, a customary certificate of a Responsible Officer of each Loan Party and an incumbency certificate of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Second Incremental Amendment Effective Date; and

(v) a certificate from the chief financial officer of the Borrower certifying that, on the Second Incremental Amendment Effective Date after giving Pro Forma Effect to the incurrence of the Revolving Credit Commitment Increase, the Total Net First Lien Leverage Ratio will be less than or equal to 3.50 to 1.00.

(b) Immediately before and immediately after giving effect to this Amendment, no Event of Default shall exist.

(c) Immediately before and immediately after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects.

(d) The Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by any Loan Party under or in connection with this Amendment, including those expenses set forth in Section 10 hereof, in each case, to the extent invoiced in reasonable detail prior to the date hereof.

Other than the conditions set forth in this Section 3, there are no other conditions (express or implied) to the Second Incremental Amendment Effective Date. For purposes of determining compliance with the conditions specified in this Section 3, the Incremental Revolving Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Incremental Revolving Lender under this Amendment unless the Administrative Agent shall have received notice from the Incremental Revolving Lender prior to the Second Incremental Amendment Effective Date specifying its objection thereto.

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Section 4. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and the Incremental Revolving Lender that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 5. Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 7. Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Reaffirmation.

(a) The Borrower hereby expressly acknowledges the terms of this Amendment and acknowledges that the Revolving Credit Commitment Increase constitutes Obligations under the Amended Credit Agreement, and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party.

(b) Each Guarantor, by signing the acknowledgment attached to this Amendment, in its capacity as a Guarantor under the Guaranty to which it is a party, acknowledges and agrees that the Revolving Credit Commitment Increase constitutes Obligations under the Amended Credit Agreement and that the guarantee contained in the Guaranty is, and shall remain, in full force and effect immediately after giving effect to this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party.

Section 9. Effect of Amendment; References to the Credit Agreement; Miscellaneous.

Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as amended by

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this Amendment (as applicable). All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Second Incremental Amendment Effective Date be deemed to refer to the Amended Credit Agreement, and, as used in the Amended Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Second Incremental Amendment Effective Date, the Amended Credit Agreement.

Section 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 10.04 of the Amended Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

[Second Incremental Amendment]

GOLDMAN SACHS BANK USA, as Administrative Agent

By:	/s/ Charles D. Johnston
Name	Charles D. Johnston
Title:	Authorized Signatory

[Second Incremental Amendment]

BARCLAYS BANK PLC, as the Incremental Revolving Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

[Second Incremental Amendment]

Acknowledged and agreed with respect to Section 8(b) of the Amendment to which this acknowledgment is attached by: MACOM TECHNOLOGY SOLUTIONS INC.

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

MINDSPEED TECHNOLOGIES, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

NITRONEX, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

[Second Incremental Amendment]

BINOPTICS, LLC

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

AEROFLEX / METELICS, INC.

By:	/s/ Robert McMullan
	Name:	Robert McMullan
	Title:	Chief Financial Officer

[Second Incremental Amendment]